SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):

                                  July 31, 1997
                                  -------------



                               Coffee People, Inc.
                               -------------------
             (Exact name of registrant as specified in its charter)



     Oregon                  0-21397              93-1073218
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(State or other          (Commission File No.)   (IRS Employer
jurisdiction of                                 Identification No.)
incorporation)



15100 SW Koll Parkway,  Suite J,  Beaverton,  Oregon   97006
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(Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code:

                        (503) 672-9603
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ITEM 5.  OTHER EVENTS.

     On July 31, 1997, Coffee People, Inc., an Oregon corporation, announced its earnings for the second quarter of 1997. The announcement was in the form of the attached press release.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

                  2.1      Press release, dated July 31, 1997.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           COFFEE PEOPLE, INC.
                                             (Registrant)



Date: August 3, 1997                       By: Kenneth B. Ross
---------------------                       -------------------------
                                              Kenneth B. Ross
                                              Chief Financial Officer

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                                  EXHIBIT INDEX
Exhibit No.                                                           Page
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2.1      Press release, dated July 31, 1997.                             5